Exhibit 99.1

Press Release

Investor and Media Contact: Whitney Finch
FOR IMMEDIATE RELEASE	Vice President of Investor Relations
April 21, 2015	813.421.7694
wfinch@walterinvestment.com

GREEN TREE SERVICING LLC RESOLVES PREVIOUSLY DISCLOSED FTC/CFPB INVESTIGATION

St. Paul, Minn. – Green Tree Servicing LLC (“Green Tree”), the wholly owned mortgage servicing subsidiary of Walter Investment Management Corp. (NYSE: WAC, “Walter Investment” or the “Company”), issued the following statement today regarding its settlement with the Federal Trade Commission (“FTC”) and the Consumer Financial Protection Bureau (“CFPB”):

Walter Investment previously disclosed in its filings with the U.S. Securities and Exchange Commission (SEC) that it had informed the FTC and CFPB that it would agree to the terms of a proposed stipulated order that would settle the matters arising from their investigation. Under terms of the stipulated order, which resolves allegations arising from an investigation that began in 2010, Green Tree has agreed, without admitting or denying any allegations, to injunctive relief, including the establishment of a data integrity program and a home preservation program, and will pay $48 million for consumer redress and a civil money penalty of $15 million. As the Company disclosed in its Form 10-K for 2014 the full amount of the settlement was accrued during 2014. The settlement amount will be paid from available cash. The Company developed its 2015 business plan taking the terms of the stipulated order into account, and the issuance of this order does not alter that business plan.

“We believe this resolution is in the best interest of Green Tree, our consumers, our clients and our shareholders,” said Mark J. O’Brien, Chairman and Chief Executive Officer of Walter Investment. “As a company, we have been and continue to be committed to properly serving homeowners and helping them remain in their homes. We continue to develop and deploy best practices in our servicing operations and believe these standards will serve us well as we partner with our consumers to support them in their goal to achieve sustainable homeownership.”

“With this settlement, the Company and our employees will maintain our focus on the continuous improvement of our procedures and practices which will benefit all consumers and all stakeholders,” continued O’Brien. “We will continue to work closely with regulators, clients and other constituencies to ensure that we maintain the significant alignment of interests that exists in the mortgage servicing industry.”

About Green Tree Servicing LLC

Green Tree is the wholly owned specialty servicing subsidiary of Walter Investment Management Corp., a diversified mortgage banking firm focused primarily on the servicing and origination of residential loans, including reverse loans. Based in Tampa, Fla., Walter Investment Management Corp. has over 6,100 employees and services a diverse loan portfolio. For more information about Walter Investment Management Corp., please visit the Company’s website at www.walterinvestment.com. The information on our website is not a part of this release.

Disclaimer and Cautionary Note Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Statements that are not historical fact are forward-looking statements. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “estimates,” “assumes,” “may,” “should,” “will,” or other similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors, and our actual results, performance or achievements could differ materially from future results, performance or achievements expressed in these forward-looking statements. These forward-looking statements are based on our current beliefs, intentions and expectations. These statements are not guarantees or indicative of future performance. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements include, but are not limited to, those factors, risks and uncertainties described below and in more detail in our Annual Report on Form 10-K for the year ended December 31, 2014 under the caption “Risk Factors,” in Part I, Item 1A. and in our other filings with the SEC.

In particular (but not by way of limitation), the following important factors, risks and uncertainties could affect our future results, performance and achievements and could cause actual results, performance and achievements to differ materially from those expressed in the forward-looking statements:

•	our ability to operate our business in compliance with existing and future rules and regulations affecting our business, including those relating to the origination and servicing of residential loans, the management of third-party assets and the insurance industry (including lender-placed insurance), and changes to, and/or more stringent enforcement of, such rules and regulations;

•	increased scrutiny and potential enforcement actions by federal and state agencies, including a pending investigation by the Department of Justice and HUD;

•	uncertainties related to inquiries from government agencies into advertising and loan solicitation, underwriting, loan origination, securitization, collection, foreclosure, loss mitigation, bankruptcy, loan servicing transfers and insurance, including lender-placed insurance;

•	the substantial resources (including senior management time and attention) we devote to, and the significant compliance costs we incur in connection with, regulatory compliance and regulatory examinations and inquiries, and any consumer redress, fines, penalties or similar payments we make in connection with resolving such matters;

•	uncertainties relating to interest curtailment obligations and any related financial and litigation exposure (including exposure relating to false claims);

•	potential costs and uncertainties associated with and arising from litigation, regulatory investigations and other legal proceedings;

•	our dependence on U.S. government-sponsored entities (especially Fannie Mae) and agencies and their residential loan programs and our ability to maintain relationships with, and remain qualified to participate in programs sponsored by, such entities, our ability to satisfy various GSE, agency and other capital requirements applicable to our business, and our ability to remain qualified as a GSE approved seller, servicer or component servicer, including the ability to continue to comply with the GSEs’ respective residential loan and selling and servicing guides;

•	uncertainties relating to the status and future role of GSEs, and the effects of any changes to the origination and/or servicing requirements of the GSEs or various regulatory authorities or the servicing compensation structure for mortgage servicers pursuant to programs of GSEs or various regulatory authorities;

•	our ability to maintain our loan servicing, loan origination, insurance agency or collection agency licenses, or any other licenses necessary to operate our businesses, or changes to, or our ability to comply with, our licensing requirements;

•	our ability to comply with the servicing standards required by the National Mortgage Settlement;

•	our ability to comply with the terms of the stipulated order resolving allegations arising from an FTC and CFPB investigation of Green Tree;

•	operational risks inherent in the mortgage servicing business, including reputational risk;

•	risks related to our substantial levels of indebtedness, including our ability to comply with covenants contained in our debt agreements, generate sufficient cash to service such indebtedness and refinance such indebtedness on favorable terms, as well as our ability to incur substantially more debt;

•	our ability to renew advance financing facilities or warehouse facilities and maintain borrowing capacity under such facilities;

•	our ability to maintain or grow our servicing business and our residential loan originations business;

•	our ability to achieve our strategic initiatives;

•	changes in prepayment rates and delinquency rates on the loans we service or sub-service;

•	the ability of our clients and credit owners to transfer or otherwise terminate our servicing or sub-servicing rights;

•	a downgrade in our servicer ratings or credit ratings;

•	our ability to collect reimbursements for servicing advances and earn and timely receive incentive payments and ancillary fees on our servicing portfolio;

•	local, regional, national and global economic trends and developments in general, and local, regional and national real estate and residential mortgage market trends in particular, including the volume and pricing of home sales and uncertainty regarding the levels of mortgage originations and prepayments;

•	uncertainty as to the volume of originations activity we will benefit from following the expiration of HARP, which is scheduled to occur on December 31, 2015;

•	risks associated with the origination, securitization and servicing of reverse mortgages, including changes to reverse mortgage programs operated by FHA, HUD or Ginnie Mae, our ability to accurately estimate interest curtailment liabilities, continued demand for HECM loans and other reverse mortgages, our ability to fund HECM repurchase obligations, our ability to fund principal additions on our HECM loans, and our ability to securitize our HECM loans and tails;

•	our ability to implement strategic initiatives, particularly as they relate to our ability to raise capital, make arrangements with potential capital partners and develop new business, including acquisitions of mortgage servicing rights and the development of our originations business, all of which are subject to customer demand and various third-party approvals;

•	our ability to realize all anticipated benefits of past, pending or potential future acquisitions or joint venture investments;

•	the effects of competition on our existing and potential future business, including the impact of competitors with greater financial resources and broader scopes of operation;

•	changes in interest rates and our ability to effectively hedge against such changes;

•	risks associated with technology and cybersecurity, including the risk of technology failures or cyber-attacks against us or our vendors and our ability to implement adequate internal security measures and protect confidential borrower information;

•	our ability to comply with evolving and complex accounting rules, many of which involve significant judgment and assumptions;

•	uncertainties regarding impairment charges relating to our goodwill or other intangible assets;

•	our ability to maintain effective internal controls over financial reporting and disclosure controls and procedures;

•	our ability to manage conflicts of interest relating to our investment in WCO; and

•	risks related to our relationship with Walter Energy, including tax risks allocated to us in connection with our spin-off from Walter Energy.

All of the above factors, risks and uncertainties are difficult to predict, contain uncertainties that may materially affect actual results and may be beyond our control. New factors, risks and uncertainties emerge from time to time, and it is not possible for our management to predict all such factors, risks and uncertainties.

Although we believe that the assumptions underlying the forward-looking statements (including those relating to our outlook) contained herein are reasonable, any of the assumptions could be inaccurate, and therefore any of these statements included herein may prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be achieved. We make no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statement is made, except as otherwise required under the federal securities laws. If we were in any particular instance to update or correct a forward-looking statement, investors and others should not conclude that we would make additional updates or corrections thereafter except as otherwise required under the federal securities laws.